UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

KINETA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
7683 SE 27th Street, Suite 481
Mercer Island, WA		98040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 378-0400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange
	Symbol(s)	on which registered
Common Stock, par value $0.001 per share	KANT	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K (this “Current Report”) is being filed in connection with the completion of the previously announced acquisition contemplated by the Agreement and Plan of Merger, dated December 11, 2024 (as amended, the “Merger Agreement”), and as amended by that certain First Amendment to Agreement and Plan of Merger, dated May 5, 2025 (the “First Amendment”), by and among TuHURA Biosciences, Inc. (“TuHURA”), Hura Merger Sub I, Inc., a Delaware corporation and a direct wholly-owned subsidiary of TuHURA (“Merger Sub I”), Hura Merger Sub II, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of TuHURA (“Merger Sub II,” and together with Merger Sub I, the “Merger Subs”), Kineta, Inc., a Delaware corporation (the “Company” or “Kineta”), and Craig Philips, solely in his capacity as the representative, agent and attorney-in-fact of the stockholders of Kineta. Pursuant to the terms of the Merger Agreement, among other things, Merger Sub I (a) merged with and into Kineta (the “First Merger”), with Kineta being the surviving corporation of the First Merger, also known as the “Surviving Entity” and (b) immediately following the First Merger, the Surviving Entity merged with and into Merger Sub II (the “Second Merger”, and together with the First Merger, the “Mergers”), with Merger Sub II being the “Surviving Company” of the Second Merger. Capitalized terms used herein but not defined shall have the respective meanings assigned to them in the Merger Agreement.

Upon completion of the Mergers, pursuant to the terms and conditions of the Merger Agreement, each share of Kineta common stock (each, a “Share”), par value $0.001 per share (“Kineta Common Stock”), issued and outstanding immediately prior to the First Merger, was converted into the right to receive 0.185298 shares of TuHURA common stock, par value $0.001 per share (“TuHURA Common Stock”), for an aggregate of 2,868,168 shares of TuHURA Common Stock. Also pursuant to the terms and conditions of the Merger Agreement, each Share is also entitled to (i) its pro rata portion of 1,129,884 shares of TuHURA Common Stock to be issued after six months following the closing of the Mergers, subject to adjustment for losses incurred or accrued during the six month period from the closing of the Mergers, and (ii) the right to its pro rata share of cash consideration received by Kineta pursuant to disposed asset payments related to legacy Kineta assets. Such payments, if any, will be made at a later date and in accordance with the terms of the Merger Agreement. In each case, in lieu of the issuance of any fractional shares of TuHURA Common Stock, TuHURA will pay an amount equal to the product of (A) such fractional share and (B) $5.7528.

In addition, at the Effective Time, each In-the-Money Company Stock Option that was exercised pursuant to the respective holder’s Optionholder Treatment Agreement was entitled to receive the Merger Consideration and each Out-of-the-Money Company Stock Option was canceled and extinguished for no consideration.

The shares of TuHURA Common Stock issued in connection with the Mergers were registered under the Securities Act of 1933, as amended (the “Exchange Act”), pursuant to TuHURA’s Registration Statement on Form S-4, as amended (Registration No. 333-284787), declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on May 14, 2025.

The foregoing description of the Merger Agreement and the Mergers does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and the First Amendment, copies of which are attached as Exhibits 2.1 and 2.2 to this Current Report, respectively, and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information included in the Introductory Note is incorporated herein by reference into this Item 2.01.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 5.01, 5.03 and 8.01 of this Current Report is incorporated herein by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

As a result of the Mergers, a change in control of the Company occurred, and the Company is now a direct, wholly owned subsidiary of TuHURA. The information set forth in the Introductory Note and Items 3.01, 5.02 and 5.03 of this Current Report is incorporated herein by reference to this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note is incorporated herein by reference.

At the Effective Time, pursuant to the terms of the Merger Agreement, each of David Arkowitz, Raymond Bartoszek, Kimberlee C. Drapkin, Scott Dylla, Ph.D., Marion R. Foote, Shawn Iadonato, Ph.D., and Richard Peters, M.D., Ph.D., ceased serving as directors of the Company.

In addition, Craig Philips, Keith Baker and Thierry Guilladeux ceased to serve as officers of the Company pursuant to the Merger Agreement, effective as of immediately prior to the Effective Time. The respective resignations of the foregoing directors and officers of Kineta were not a result of any disagreements between Kineta and any of the directors or officers on any matter relating to Kineta’s operations, policies or practices.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note is incorporated herein by reference into this Item 5.03.

Pursuant to the Merger Agreement, following the consummation of the Second Merger, the Company ceased to exist and Merger Sub II continued as the Surviving Company, and the organizational documents of Merger Sub II in effect immediately prior to the consummation of the Second Merger became the organizational documents of the Surviving Company (amended so that the name of the Surviving Company is Kineta, LLC). The organizational documents of Merger Sub II are attached as Exhibit 3.1 and Exhibit 3.2 to this Current Report and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Following the consummation of the Mergers, on June 30, 2025, TuHURA issued a press release announcing the completion of the Mergers. A copy of the press release is hereby furnished as Exhibit 99.1 to this Current Report.

The information contained in this Item 7.01 and in Exhibit 99.1 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 30, 2025, the Company notified Financial Industry Regulatory Authority and OTC Bulletin Board of the consummation of the Mergers. As a result, Kineta Common Stock is no longer be listed on the OTC Markets Group platform, and trading of the Kineta Common Stock on the OTC Pink Market was halted.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of all shares of Kineta Common Stock under Section 12(g) of the Exchange Act and to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated December 11, 2024, by and among TuHURA, Kineta, the Merger Subs and the Stockholders Representative (incorporated by reference to Exhibit 2.1 to TuHURA’s Current Report on Form 8-K filed with the SEC on December 12, 2024).

2.2

First Amendment to the Agreement and Plan of Merger, dated May 5, 2025, by and among TuHURA, Kineta, the Merger Subs and the Stockholders Representative (incorporated by reference to Exhibit 2.2 of the Amendment No. 1 to Form S-4 Registration Statement filed on May 6, 2025).

3.1*	Certificate of Formation of HURA Merger Sub II, LLC
3.2*	Limited Liability Company Agreement of HURA Merger Sub II, LLC
99.1	Press Release of TuHURA Biosciences, Inc., dated June 30, 2025.
104	Cover Page Interaction Date File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2025

Kineta, LLC (as successor by merger to Kineta, Inc.)

By:	/s/ James A. Bianco
Name:	James A. Bianco
Title:	President